Exhibit 10.2

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of June 28, 2006 by and among Focus Enhancements, Inc., a Delaware corporation (“Focus”), the purchasers signatory hereto (each such purchaser, a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, the parties hereto previously have entered into that certain Registration Rights Agreement dated as of January 24, 2006 (such Registration Rights Agreement, the “Original Agreement”), which Original Agreement provided for, among other things, the mandatory registration (as more fully described in the Original Agreement, the “Mandatory Registration”) for resale of shares of common stock of Focus issuable upon conversion of the Notes, as defined in the Original Agreement (the “Registrable Securities”);

WHEREAS, the failure to register the Registrable Securities and to otherwise observe the covenants contained in the Original Agreement would constitute an Event of Default under the Senior Secured Convertible Note Purchase Agreement by an among Focus and each Purchaser dated as of January 24, 2006 (the “Original Purchase Agreement”) and the terms of the Notes issued thereto;

WHEREAS, Focus has registered the Registrable Securities on a registration statement on Form S-3 (File No. 333-133291, the “Effective Registration Statement”), declared effective by the Securities and Exchange Commission (“SEC”) on May 10, 2006;

WHEREAS, as a consequence of the terms of the Registration Rights Agreement Focus has been required under Generally Accepted Accounting Principles to record a liability on its balance sheet and to record the continued impact of such changes in fair value of such liability to statement of operations;

WHEREAS, it is the belief of Focus’ management that such liability and expense relating to the terms of the Registration Rights Agreement, hinders Focus’ ability to continue to be listed on the NASDAQ Capital Market, and

WHEREAS, in order to permit Focus to reclassify the accounting treatment of the Registrable Securities to additional paid in capital and thereby remove the above-referenced liability from its balance sheet and to eliminate the continued impact of such changes in fair value of such liability to its statement of operations, the parties hereto agree to amend the Original Agreement to delete the Mandatory Registration obligation  and in partial consideration therefore grant “piggy-back” registration rights to the holders of Registrable Securities, all upon the terms and conditions of this Amendment

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants hereinafter set forth and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Section 1.               Defined Terms.

Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to them in the Original Agreement.

Section 2.               Amendments to Registration Rights Agreement.

(a)           The obligations of Focus to register the Registrable Securities pursuant to Section 2  of the Original Agreement and to keep the registration statement effective relating to such Registrable Securities are hereby amended to delete such obligations of Focus in its entirety;

(b)           The Original Agreement is hereby amended to add the following to Section 2 of the Agreement  “In no event will the failure to register the Registrable Securities or to maintain the effectiveness of the Registration Statement relating to the Registrable Securities constitute an Event of Default under the Original Purchase Agreement or the Notes.”

(c)           Notwithstanding the foregoing amendments, Focus agrees to use its commercially reasonable best efforts to maintain the effectiveness of the Effective Registration Statement for the period specified in the Original Agreement and the Holders shall remain obligated to satisfy their respective obligations under the Original Agreement relating to the Effective Registration Statement.

(d)           The Original Agreement is hereby amended to add the following subsection to Section 3 of the Original Agreement:

“(l) “Piggy-Back” Registration. If (but without any obligation to do so) Focus proposes to register  any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash for the account of any selling securityholder (other than a registration relating solely to the sale of securities to participants in Focus stock plan, a registration with respect solely to a corporate reorganization or other transaction under Rule 145 of the Securities Act, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities),  Focus shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by Focus, Focus shall, subject to the provisions of Section 3, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered. The registration rights granted to a Holder pursuant to this paragraph shall terminate with respect to such Holder on the date when all of the Registrable Securities of such Holder covered by the Effective Registration Statement or an effective registration statement under this paragraph have been sold pursuant to the Effective Registration Statement or such other registration statement or an exemption from the registration requirements of the Securities Act or (b) may be sold without any volume or other restrictions pursuant to Rule 144(k).

Section 3.               Effectiveness of Amendments.

In accordance with Section 6(e) of the Original Agreement, this Amendment shall not be effective unless and until executed by Focus and each Holder of Registrable Securities, and upon execution by Focus and each Holder of Registrable Securities thereto, the parties agree to be bound to this Amendment, and this Amendment to be effective as of, June 28, 2006.

Section 4.               Ratification of Original Agreement.

Except as modified by the terms of this Amendment, the Original Agreement is hereby ratified and confirmed in its entirety, and shall remain in full force and effect in accordance with its terms.

Section 5.               Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party hereto confirms that any facsimile copy of such party’s executed counterpart of this Amendment (or its signature page thereof) shall be deemed to be an executed copy thereof.

Section 6.               Governing Law.

This Amendment shall be governed by the laws of the State of California (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

Section 7.               Counsel.

EACH OF THE UNDERSIGNED PARTIES ACKNOWLEDGES THAT HE, SHE OR IT HAS BEEN ADVISED TO CONSULT SUCH PARTY’S LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO THE TERMS AND CONDITIONS OF THIS AMENDMENT AND HAS BEEN GIVEN THE OPPORTUNITY TO DO SO.

Section 8.               Entire Agreement.

The Original Agreement (including any and all annexes, exhibits and schedules thereto), as amended by this Amendment, constitute the entire agreement of the parties hereto with respect to the subject matter thereof and hereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter thereof and hereof.

Section 9.               Other General.

The recitals hereto are a material part hereof and are incorporated in this Amendment by reference as if fully set forth herein. Captions and headings are for convenience only, are not deemed to be part of this Amendment and shall not be used in the interpretation of this Amendment.

IN WITNESS WHEREOF, the parties have executed this Amendment to Registration Rights Agreement as of the date first written above.

FOCUS ENHANCEMENTS, INC.

By:	/s/ Brett Moyer
Name:	Brett Moyer
Title:	CEO & President

PURCHASERS

/s/ Barbara Shingleton for Barbara Shingleton Trust

/s/ Brad Shingleton for Brad Shingleton Trust

/s/ Cheryl Groenendyke for CFG Trust #1

/s/ David Foote

/s/ Kenneth Foote for Don L. Foote Trust #1

/s/ Kenneth Foote for Heritage Mark Foundation

/s/ Thomas Boucher Jr for Ingalls & Snyder Value Partners L.P.

/s/ Kenneth Foote

/s/ Rhonda Foote-Judy

/s/ Ronald Altman

/s/ Steven Foote

/s/ Steven Foote for Steven Foote IRA

/s/ Theresa Foote